SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

Commission	Exact Name of Registrant as	I.R.S. Employer
File Number	Specified in its Charter	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan Corporation) 2000 2nd Avenue Detroit, MI 48226-1279 (313) 235-8000	38-0478650

Item 5. Other Events

     Today, February 24, 2004, The Detroit Edison Company (“Detroit Edison”), a subsidiary of DTE Energy Company (“DTE Energy”), issued a News Release in which it announced that it posted to the DTE Energy website a Summary of Interim Rate Order for Detroit Edison.

     For a detailed discussion, please see Detroit Edison’s News Release dated February 24, 2004 and the Summary of Interim Rate Order for Detroit Edison dated February 24, 2004, attached as Exhibit 99.1 and Exhibit 99.2 respectively and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

	99.1	News Release of Detroit Edison dated February 24, 2004.
	99.2	Summary of Interim Rate Order for Detroit Edison, dated
February 24, 2004 as posted on DTE Energy’s website at http://www.dteenergy.com.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: February 24, 2004	DTE ENERGY COMPANY (Registrant)

/s/ Susan M. Beale

Susan M. Beale Vice President and Corporate Secretary

Date: February 24, 2004	THE DETROIT EDISON COMPANY (Registrant)

/s/ Susan M. Beale

Susan M. Beale Vice President and Corporate Secretary

3

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release of Detroit Edison dated February 24, 2004.
99.2	Summary of Interim Rate Order for Detroit Edison, dated February 24, 2004 as posted on DTE Energy’s website at http://www.dteenergy.com.

4